                                                                      EXHIBIT 24




                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2001 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this _____ day of March, 2002.

\


                                            /s/ Gail A. Ackerley
                                           -----------------------------------
                                             Gail A. Ackerley

                                POWER OF ATTORNEY




        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2001 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this _____ day of March, 2002.




                                              /s/ Edward G. Ackerley
                                             ----------------------------------
                                             Edward G. Ackerley

                                POWER OF ATTORNEY





        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2001 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this _____ day of March, 2002.




                                                 /s/ Deborah L. Bevier
                                               --------------------------------
                                                  Deborah L. Bevier

                                POWER OF ATTORNEY




        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2001 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this _____ day of March, 2002.



                                              /s/ Chris W. Birkeland
                                            ----------------------------------
                                             Chris W. Birkeland

                                POWER OF ATTORNEY




        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2001 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this _____ day of March, 2002.



                                              /s/ Kimberly A. Cleworth
                                             -----------------------------------
                                               Kimberly A. Cleworth

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2001 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this _____ day of March, 2002.



                                               /s/ Keith D. Grinstein
                                            -----------------------------------
                                              Keith D. Grinstein

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2001 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this _____ day of March, 2002.




                                              /s/ Michael T. Lennon
                                            ----------------------------------
                                                Michael T. Lennon

                                POWER OF ATTORNEY

        The undersigned Director of The Ackerley Group, Inc. ("Company") appoints each of Barry A. Ackerley, Christopher H. Ackerley, and Kevin E. Hylton as his or her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2000 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this _____ day of March, 2002.




                                              /s/ Michel C. Thielen
                                             ----------------------------------
                                                Michel C. Thielen

                                POWER OF ATTORNEY

        The undersigned, as Senior Vice President and Chief Financial Officer, and Assistant Secretary of The Ackerley Group, Inc. ("Company"), appoints each of Barry A. Ackerley and Christopher H. Ackerley as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2001 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this _____ day of March, 2002.



                                                /s/ Kevin E. Hylton
                                              ---------------------------------
                                                 Kevin E. Hylton

                                POWER OF ATTORNEY

        The undersigned, as President and a Director of The Ackerley Group, Inc. ("Company"), appoints each of Barry A. Ackerley and Kevin E. Hylton as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2001 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this ____ day of March, 2002.




                                              /s/ Christopher H. Ackerley
                                             ----------------------------------
                                                Christopher H. Ackerley

                                POWER OF ATTORNEY

        The undersigned, as Senior Vice President and Chief Technology Officer of The Ackerley Group, Inc. ("Company"), appoints each of Barry A. Ackerley, Christopher H. Ackerley and Kevin E. Hylton as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 2001 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this ______ day of March, 2002.



                                                   /s/ Keith W. Ritzmann
                                                 -------------------------------
                                                     Keith W. Ritzmann

                                POWER OF ATTORNEY

        The undersigned, as Chairman and Chief Executive Officer of The Ackerley Group, Inc. ("Company"), appoints each of Christopher H. Ackerley and Kevin E. Hylton as his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the Corporation's Annual Report on Form 10-K for the year-ended December 31, 20010 to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this _____ day of March, 2002.




                                                   /s/ Barry A. Ackerley
                                                  ------------------------------
                                                      Barry A. Ackerley